UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2025

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2025 and following a nationwide search, the Board of Directors (the “Board”) of Texas Roadhouse, Inc., a Delaware corporation (the “Company”), appointed Michael Lenihan, age 52, as Chief Financial Officer of the Company, effective as of December 3, 2025. In this role, Mr. Lenihan will be responsible for overseeing the Company’s accounting, financial reporting, investor relations, tax, treasury, internal audit, and financial analysis functions, as well as serving as the Company’s principal financial officer.

Mr. Lenihan previously served as the Chief Financial Officer and Chief U.S. Development Officer for CKE Restaurants Holdings, Inc. from September 2023 to October 2025, where he led finance and U.S. development of the Hardee’s and Carl’s Jr. brands. In this role, he oversaw the financial planning and analysis, treasury, accounting, tax and shared services functions. He also served as the company’s Chief Supply Chain Officer from October 2024 through February 2025. Prior to joining CKE Restaurants, Mr. Lenihan was with Yum! Brands Inc. (NYSE: YUM) from 2003 through 2023 where he served in various positions for Yum! corporate and the Pizza Hut and KFC brands, including Director of Corporate Planning (Yum! Brands), Senior Director of Business Development (Pizza Hut International), Vice President of Finance (Pizza Hut International), Vice President of Financial Planning and Analysis and IT Shared Services (Yum! Brands), and Vice President of Financial Planning and Analysis and Treasury (Yum! Brands), as well as other roles focused on strategic planning, mergers & acquisitions, and supply chain management. Mr. Lenihan has nearly 30 years of finance experience.

Additionally, on December 1, 2025 and following his successful service as interim Chief Financial Officer, the Board appointed Keith Humpich, age 55, as Chief Accounting and Financial Services Officer of the Company, effective as of December 3, 2025. In this role, Mr. Humpich will support the Company’s accounting, financial reporting, investor relations, tax, treasury, internal audit, and financial analysis functions, as well as continuing to serve as the Company’s principal accounting officer. Mr. Humpich joined the Company in February 2005 as the Director, then Senior Director, of Internal Audit, which he served until his promotion to Vice President of Finance in 2021, overseeing the Company’s financial reporting, tax, treasury, internal audit, and financial analysis functions.  Mr. Humpich was appointed the Company’s principal accounting officer in January 2023 and also began overseeing the accounting function at that time. Mr. Humpich previously served as interim Chief Financial Officer of the Company from January 2023 through June 2023, and from June 2025 through December 2025.  Prior to joining the Company, he held several different finance and/or audit positions at Lexmark International and Ernst & Young LLP.  Mr. Humpich has over 30 years of accounting, audit and finance experience.

Neither Mr. Lenihan nor Mr. Humpich has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Lenihan Executive Employment Agreement

On December 1, 2025, the Company entered into an executive employment agreement with Mr. Lenihan, our Chief Financial Officer.  The employment agreement has an effective date of December 3, 2025 and an initial term expiring on January 7, 2028. Thereafter, the term will automatically renew for successive one-year terms unless either party elects not to renew by providing written notice to the other party at least 60 days before expiration.

Base Salary. The employment agreement establishes an annual base salary of $630,000. During the term of his employment agreement, base salary increases are at the discretion of the Compensation Committee.

Incentive Bonus. The employment agreement also provides that the Compensation Committee may establish an annual short-term cash incentive opportunity with base target amounts, with increases in the target bonus amount at the discretion of the Compensation Committee. During the term of his employment agreement, the performance criteria and terms of bonus awards are at the discretion of the Compensation Committee. Mr. Lenihan did not initially receive an annual short-term cash incentive bonus upon his appointment relating to his partial 2025 fiscal year service. The Compensation Committee will evaluate and establish a target bonus amount for his 2026 fiscal year service in conjunction with the Compensation Committee’s review of the other Named Executive Officer’s compensation for their respective 2026 fiscal year service.

Stock Awards. The employment agreement provides that the Compensation Committee of the Board may grant stock awards to Mr. Lenihan during the term of his employment agreement. The amount, performance criteria and terms of equity awards are at the discretion of the Compensation Committee of the Board. In connection with the same, on December 1, 2025, the Compensation Committee authorized the grant of service-based restricted stock units with a grant date of December 3, 2025 collectively for his partial 2025 fiscal year service and his 2026 fiscal year service under the employment agreement to be calculated in the manner described in this paragraph. The number of service-based restricted stock units will be calculated by dividing $500,000 by the closing sales price of the Company’s common stock on the Nasdaq Global Select Market on December 2, 2025, with such quotient being rounded up or down to the nearest 100 shares. These service-based restricted stock units will vest on January 8, 2027, provided he is still employed by the Company as of the vesting date.

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Separation and Change in Control Arrangements.  The employment agreement provides that the agreement and Mr. Lenihan’s employment will terminate during the term of the employment agreement if any of the following occurs: (i) termination by the Company for Cause (as defined in the employment agreement); (ii) termination by the Company without Cause; (iii) resignation for Good Reason (as hereinafter defined); (iv) resignation without Good Reason; (v) his death or long-term disability; and/or (vi) his retirement. The employment agreement also provides for the payment by the Company of the Base Termination Payments (as hereinafter defined) and/or the Separation Pay (as hereinafter defined) based on the applicable termination event. The following table describes the payment type by applicable termination event.

Termination Event	Payment Type
Termination for Cause	Base Termination Payments
Termination without Cause	Base Termination Payments and Separation Pay
Resignation for Good Reason	Base Termination Payments and Separation Pay
Resignation without Good Reason	Base Termination Payments
Officer Death / Long-Term Disability	Base Termination Payments
Officer Retirement	Base Termination Payments

The payment of the Separation Pay is generally contingent upon Mr. Lenihan’s execution of a full release of claims against the Company and continued compliance with the non-competition, non-solicitation, confidentiality and other restrictive covenants. The employment agreement provides for the reduction of Change in Control payments to the maximum amount that could be paid to him without giving rise to the excise tax imposed by Section 4999 of the Internal Revenue Code. For the purposes of the employment agreements, (A) the term “Good Reason” means termination for certain circumstances expressly described in the employment agreement that occurs within 12 months following a Change of Control; (B) the term “Base Termination Payments” means (i) Mr. Lenihan’s base salary through the date of termination, plus (ii) any incentive bonus earned but not yet paid for any fiscal year ended before the date of termination, plus (iii) any accrued paid time off that might be due in accordance with the Company’s policies, plus (iv) any expenses owed to him under the employment agreement; and (C) the term “Separation Pay” means the following:

(a)            to the extent the employment agreement is terminated by the Company without Cause, then (i) one times his then current base salary, plus (ii) an incentive bonus for the year in which the date of termination occurs, equal to his target bonus for that year, prorated based on the number of days in the fiscal year elapsed before the date of termination, plus (iii) to the extent he is enrolled in the Company’s insurance plan as of the date of termination, an amount equal to the approximate cost of the aggregate monthly premiums (less applicable withholdings) for a 12 month period of ongoing medical, dental, and vision insurance via a timely election made under the Company’s health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA); and

(b)            to the extent the employment agreement is terminated due to Mr. Lenihan’s resignation for Good Reason within 12 months following a Change in Control, then (i) one and half times applicable officer’s then current base salary, plus (ii) one and half times his then target incentive bonus, plus (iii) an incentive bonus for the year in which the date of termination occurs, equal to his target incentive bonus for that year, prorated based on the number of days in the fiscal year elapsed before the date of termination, plus (iv) to the extent he is enrolled in the Company’s insurance plan as of the date of termination, an amount equal to the approximate cost of the aggregate monthly premiums (less applicable withholdings) for an 18 month period of ongoing medical, dental, and vision insurance via a timely election made under the Company’s health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA).

Non-competition and other Restrictions. Mr. Lenihan has agreed not to compete with us during the term of his employment and for a period of two years following the termination of his employment agreement. The employment agreements also contain certain confidentiality, non-solicitation, and non-disparagement provisions. The employment agreements contain a “clawback” provision that any compensation paid or payable to the employment agreement or any other agreement or arrangement with the Company shall be subject to recovery or reduction in future payments in lieu of recovery pursuant to any Company clawback policy in effect from time to time, whether adopted before or after the date of the employment agreement.

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Humpich Employment Agreement

On December 1, 2025, the Company entered into an employment agreement with Mr. Humpich, our Chief Accounting and Financial Services Officer.  The employment agreement has an effective date of December 3, 2025 and an initial term expiring on January 7, 2028. Thereafter, the term will automatically renew for successive one-year terms unless either party elects not to renew by providing written notice to the other party at least 60 days before expiration.

Base Salary. The employment agreement establishes an annual base salary of $420,000. During the term of his employment agreement, base salary increases are at the discretion of the Compensation Committee.

Incentive Bonus. The employment agreement also provides an annual short-term cash incentive opportunity with a base target bonus of $300,000 (which amount shall be prorated based on his 2025 fiscal year service commencing on December 3, 2025 and continuing to and through December 30, 2025), with increases in the target bonus amount at the discretion of the Compensation Committee. During the term of his employment agreement, the performance criteria and terms of bonus awards are at the discretion of the Compensation Committee. The targets are currently based upon earnings per share growth and pre-tax profits. Depending on the level of achievement of the goals, the bonus may be reduced to a minimum of 50% or increased to a maximum of 150% of the base target amount under the current incentive compensation policy of management of the Company.

Stock Awards. The employment agreement provides that the Compensation Committee may grant stock awards to Mr. Humpich during the term of his employment agreement. The amount, performance criteria and terms of equity awards are at the discretion of the Compensation Committee. In connection with the same, on December 1, 2025, the Compensation Committee authorized the grant of service-based restricted stock units with a grant date of December 3, 2025 for his 2026 fiscal year service under the employment agreement to be calculated in the manner described in this paragraph. The number of service-based restricted stock units will be calculated by dividing $480,000 by the closing sales price of the Company’s common stock on the Nasdaq Global Select Market on December 2, 2025, with such quotient being rounded up or down to the nearest 100 shares. These service-based restricted stock units will vest on January 8, 2027, provided he is still employed by the Company as of the vesting date.

Separation and Change in Control Arrangements.  The employment agreement provides that the agreement and Mr. Humpich’s employment will terminate during the term of the employment agreement if any of the following occurs: (i) termination by the Company for Cause (as defined in the employment agreement); (ii) termination by the Company without Cause; (iii) resignation for Good Reason (as hereinafter defined); (iv) resignation without Good Reason; (v) his death or long-term disability; and/or (vi) his retirement. The employment agreement also provides for the payment by the Company of the Base Termination Payments (as hereinafter defined) and/or the Separation Pay (as hereinafter defined) based on the applicable termination event. The following table describes the payment type by applicable termination event.

Termination Event	Payment Type
Termination for Cause	Base Termination Payments
Termination without Cause	Base Termination Payments and Separation Pay
Resignation for Good Reason	Base Termination Payments and Separation Pay
Resignation without Good Reason	Base Termination Payments
Officer Death / Long-Term Disability	Base Termination Payments
Officer Retirement	Base Termination Payments

The payment of the Separation Pay is generally contingent upon Mr. Humpich’s execution of a full release of claims against the Company and continued compliance with the non-competition, non-solicitation, confidentiality and other restrictive covenants. The employment agreement provides for the reduction of Change in Control payments to the maximum amount that could be paid to him without giving rise to the excise tax imposed by Section 4999 of the Internal Revenue Code. For the purposes of the employment agreements, (A) the term “Good Reason” means termination for certain circumstances expressly described in the employment agreement that occurs within 12 months following a Change of Control; (B) the term “Base Termination Payments” means (i) Mr. Humpich’s base salary through the date of termination, plus (ii) any incentive bonus earned but not yet paid for any fiscal year ended before the date of termination, plus (iii) any accrued paid time off that might be due in accordance with the Company’s policies, plus (iv) any expenses owed to him under the employment agreement; and (C) the term “Separation Pay” means the following:

(a)            to the extent the employment agreement is terminated by the Company without Cause, then (i) one times his then current base salary, plus (ii) an incentive bonus for the year in which the date of termination occurs, equal to his target incentive bonus for that year, prorated based on the number of days in the fiscal year elapsed before the date of termination, plus (iii) to the extent he is enrolled in the Company’s insurance plan as of the date of termination, an amount equal to the approximate cost of the aggregate monthly premiums (less applicable withholdings) for a 12 month period of ongoing medical, dental, and vision insurance via a timely election made under the Company’s health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA); and

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(b)            to the extent the employment agreement is terminated due to Mr. Humpich’s resignation for Good Reason within 12 months following a Change in Control, then (i) one and half times applicable officer’s then current base salary, plus (ii) one and half times his then target incentive bonus, plus (iii) an incentive bonus for the year in which the date of termination occurs, equal to his target incentive bonus for that year, prorated based on the number of days in the fiscal year elapsed before the date of termination, plus (iv) to the extent he is enrolled in the Company’s insurance plan as of the date of termination, an amount equal to the approximate cost of the aggregate monthly premiums (less applicable withholdings) for an 18 month period of ongoing medical, dental, and vision insurance via a timely election made under the Company’s health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA).

Non-competition and other Restrictions. Mr. Humpich has agreed not to compete with us during the term of his employment and for a period of two years following the termination of his employment agreement. The employment agreements also contain certain confidentiality, non-solicitation, and non-disparagement provisions. The employment agreements contain a “clawback” provision that any compensation paid or payable to the employment agreement or any other agreement or arrangement with the Company shall be subject to recovery or reduction in future payments in lieu of recovery pursuant to any Company clawback policy in effect from time to time, whether adopted before or after the date of the employment agreement.

Item 7.01. Regulation FD Disclosure.

On December 1, 2025, the Board appointed Sean Renfroe, age 45, as General Counsel of the Company, effective as of December 3, 2025. In this role, Mr. Renfroe will oversee the legal department including the corporate transactions, franchise, litigation, intellectual property, risk, and liquor license functions. He joined the Company in May 2013 serving as Senior Counsel, then Associate General Counsel – Corporate Transactions, where he served until his promotion to Vice President of Legal and Deputy General Counsel in May 2024. In this role, he oversaw the Company’s entire real estate and franchise portfolio from a legal perspective and managed the Company’s corporate transactions functions, as well as performed key legal operations, corporate governance, compliance, and securities services for the Company. He has also served as Assistant Secretary to the Board since 2017 where he assists the Corporate Secretary with public company and board matters. Before joining the Company, Mr. Renfroe worked in private practice in both Atlanta, Georgia and Louisville, Kentucky. Mr. Renfroe has almost 20 years of legal experience with nearly 15 years of restaurant industry experience. Mr. Renfroe does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Additionally, on December 1, 2025, the Company issued a press release relating to the contents of this Current Report on Form 8-K. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 10.1	Executive Employment Agreement between Texas Roadhouse Management Corp. and Michael Lenihan dated December 1, 2025 and having an effective date of December 3, 2025

	Exhibit 10.2	Employment Agreement between Texas Roadhouse Management Corp. and Keith Humpich dated December 1, 2025 and having an effective date of December 3, 2025

	Exhibit 99.1	Press Release dated December 1, 2025

104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

The information in this Current Report on Form 8-K at Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: December 1, 2025	By:	/s/ Gerald L. Morgan
Gerald L. Morgan
Chief Executive Officer and Executive Vice Chairman

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